Exhibit 99.4

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of March 18, 2005, and entered into by and among EXIDE TECHNOLOGIES, a Delaware corporation (the “Borrower”), each other Grantor (as hereinafter defined) from time to time party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent under the First-Lien Credit Documents (as defined below) (together with its successors and assigns in such capacity from time to time, the “First-Lien Collateral Agent”), SUNTRUST BANK (“Suntrust”), in its capacity as trustee and collateral agent under the Second-Lien Note Documents (as defined below) (together with its successors and assigns in such capacities from time to time, the “Second-Lien Trustee”) and the PENSION BENEFIT GUARANTY CORPORATION (the “PBGC”) on behalf of the Exide Technologies (EIN: 23-0552730 Plan 075) Retirement Plan (the “Plan” and the Plan, together with the PBGC acting on behalf of the Plan, the “PBGC Creditors”), pursuant to section 412(f)(3)(A) of the Code (as hereinafter defined) and section 306 of ERISA (as hereinafter defined). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

RECITALS

WHEREAS, the Borrower, Exide Global Holding Netherlands C.V., the lenders from time to time party thereto, Credit Suisse First Boston and Fleet Securities, Inc., as Syndication Agents, Deutsche Bank AG New York Branch, as Administrative Agent, Credit Suisse First Boston, as Book Running Manager and Deutsche Bank Securities Inc., as Sole Lead Arranger and Book Running Manager, have entered into that certain Credit Agreement, dated as of May 5, 2004 (as amended, restated, supplemented, modified and/or Refinanced from time to time, including any such amendment, restatement, supplement, modification or Refinancing that increases the maximum aggregate principal amount of Loans and stated amount of Letters of Credit thereunder to an aggregate principal amount not in excess of the greater of (x) $550,000,000 and (y) such other amount as may be permitted under the Second-Lien Note Indenture, the “First-Lien Credit Agreement”);

WHEREAS, the Borrower and the Second-Lien Trustee have entered into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time, the “Second-Lien Note Indenture”) pursuant to which the Borrower will issue its 10 1/2% Senior Notes due 2013;

WHEREAS, in accordance with section 412(d) of the Code and section 303 of ERISA, the Secretary of the Treasury granted to the Borrower conditional waivers of the minimum funding standard for the plan years ended December 31, 2003 and December 31, 2004 (the “Affected Plan Years”) with respect to the Plan (such waivers, the “Conditional Waivers”);

WHEREAS, the Conditional Waivers have been granted subject to the conditions (the “Waiver Conditions”) that (1) the contributions to the Plan required to satisfy the minimum funding standard for the plan years of the Plan ending December 31, 2005 and December 31, 2006, are to be timely made as defined in section 412(c)(10) of ERISA (without a waiver being granted for such years) (the “Required Contribution Condition”), and (2) the Conditional Waivers are to be secured in a manner acceptable to the PBGC (the “Security Condition”);

WHEREAS, the Borrower, the Grantors and the PBGC have entered into the PBGC Security Documents (as defined herein) in satisfaction of the Security Condition;

WHEREAS, the obligations of the Borrower and the other Grantors under the First-Lien Credit Documents, and all Hedging Agreements with one or more Hedging Creditors, are secured by substantially all of the assets of the Borrower and the other Grantors, respectively, pursuant to the terms of the First-Lien Security Documents;

WHEREAS, pursuant to the terms of the Second-Lien Note Indenture, the obligations of the Borrower, and the other Grantors under the Second-Lien Note Documents may in the future be secured by substantially all the assets of the Borrower and the other Grantors, respectively, which secure the Borrower’s and the other Grantors’ obligations under the First-Lien Credit Documents (other than the Borrower’s and the other Grantors’ guaranty of obligations of the Subsidiaries of the Borrower that are not Subsidiary Guarantors under the First-Lien Credit Documents) pursuant to the terms of the Second-Lien Note Indenture;

WHEREAS, the First-Lien Credit Agreement and the Second-Lien Note Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral;

WHEREAS, in order to induce the First-Lien Collateral Agent and the First-Lien Creditors to consent to the Grantors incurring the Second-Lien Obligations and to induce the First-Lien Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower and its Subsidiaries, the Second-Lien Trustee on behalf of the Second-Lien Creditors (and each Second-Lien Creditor by its acceptance of the benefits of the Second-Lien Security Documents) has agreed to the subordination, intercreditor and other provisions set forth in this Agreement; and

WHEREAS, the Borrower and the other Grantors may, from time to time, incur additional secured debt which the Borrower and the First-Lien Collateral Agent may agree may share a first-priority security interest in the Collateral in accordance with the First-Lien Credit Documents in existence at the time of such incurrence;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

“Agreement” means this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting, First-Lien Collateral or Second-Lien Collateral.

“Collateral Agent” means, as the context requires, collectively, the First-Lien Collateral Agent and the Second-Lien Trustee.

“Comparable PBGC Security Document” means, in relation to any PBGC Collateral subject to any Lien created under any First-Lien Security Document, that PBGC Security Document which creates a Lien on the same PBGC Collateral, granted by the same Grantor.

“Comparable Second-Lien Security Document” means, in relation to any Collateral subject to any Lien created under any First-Lien Security Document, that Second-Lien Security Document which creates a Lien on the same Collateral, granted by the same Grantor.

“Conditional Waivers” has the meaning set forth in the recitals hereto.

“Creditors” means, collectively, the First-Lien Creditors and the Second-Lien Creditors.

“Discharge of First-Lien Credit Agreement Obligations” means, except to the extent otherwise provided in Section 5.6 hereof (and subject to Section 6.5 hereof), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective First-Lien Credit Documents, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First-Lien Credit Documents, (b) payment in full in cash of all other First-Lien Obligations (other than Hedging Obligations) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the First-Lien Collateral Agent) of all letters of credit issued by any First-Lien Creditor and (d) termination of all other commitments of the First-Lien Creditors under the First-Lien Credit Documents.

“Discharge of First-Lien Obligations” means, except to the extent otherwise provided in Section 5.6 hereof, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective First-Lien Credit Documents, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First-Lien Documents, (b) payment in full in cash of all other First-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the First-Lien Collateral Agent) of all letters of credit and Hedging Agreements issued or entered into, as the case may be, by any First-Lien Creditor and (d) termination of all other commitments of the First-Lien Creditors under the First-Lien Credit Documents.

“Discharge of PBGC Obligations” means, subject to Section 6.5 hereof, payment in full in cash of all PBGC Obligations.

“Domestic Subsidiary” shall mean, as to any Person, any Subsidiary of such Person incorporated or organized in the United States or any State or territory thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“Excess Exempted Foreign Entity Voting Equity Interests” shall have the meaning provided in the U.S. Pledge Agreement referred to in the First-Lien Credit Agreement.

“First-Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any First-Lien Obligations.

“First-Lien Collateral Agent” has the meaning provided in the first paragraph of this Agreement.

“First-Lien Credit Agreement” has the meaning set forth in the recitals hereto.

“First-Lien Credit Documents” means the First-Lien Credit Agreement and the other Credit Documents (as defined in the First-Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First-Lien Obligation and any other document or instrument executed or delivered at any time in connection with any First-Lien Obligation (including any intercreditor or joinder agreement among holders of First-Lien Obligations but excluding Hedging Agreements), to the extent such are effective at the relevant time, as each may be amended, modified, restated, supplemented, replaced and/or Refinanced from time to time.

“First-Lien Creditors” means, at any relevant time, the holders of First-Lien Obligations at such time, including, without limitation, the First-Lien Lenders, the Hedging Creditors, the First-Lien Collateral Agent, the First-Lien Administrative Agent and the other agents and arrangers under the First-Lien Credit Agreement.

“First-Lien Documents” means and includes the First-Lien Credit Documents and the Hedging Agreements entered into with one or more Hedging Creditors.

“First-Lien Lenders” means the “Lenders” under, and as defined in, the First-Lien Credit Agreement; provided that the term “First-Lien Lender” shall in any event include each letter of credit issuer and each swingline lender under the First-Lien Credit Agreement.

“First-Lien Obligations” means (i) all Obligations of the Borrower and/or any other Grantor (including, without limitation, all guarantees by such Persons of all obligations of Foreign Subsidiaries of the Borrower) outstanding under the First-Lien Credit Agreement and the other First-Lien Credit Documents, and (ii) all Hedging Obligations. “First-Lien Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First-Lien Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the First-Lien Collateral Agent, the First-Lien Administrative Agent and the First-Lien Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding and (c) all obligations and liabilities of each Grantor under each First-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“First-Lien Required Lenders” means the “Required Lenders” under, and as defined in, the First-Lien Credit Agreement.

“First-Lien Security Documents” means the U.S. Security Documents (as defined in the First-Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any First-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means the Borrower and each of the Subsidiary Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First-Lien Security Document, a PBGC Security Document or a Second-Lien Security Document.

“Hedging Agreements” means and includes each Interest Rate Protection Agreement and each Other Hedging Agreement.

“Hedging Creditor” means (i) each First-Lien Lender or any affiliate thereof (even if the respective First-Lien Lender subsequently ceases to be a First-Lien Lender under the First-Lien Credit Agreement for any reason) party to a Hedging Agreement with any Grantor and (ii) the respective successors and assigns of each such First-Lien Lender, affiliate or other financial institution referred to in clause (i) above.

“Hedging Obligations” means (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon and all interest that accrues after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective Hedging Agreement, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding) of each Grantor owing to the Hedging Creditors, now existing or hereafter incurred under, arising out of or in connection with each Hedging Agreement (including all such obligations and indebtedness under any guarantee to which each Grantor is a party) and (ii) the due performance and compliance by each Grantor with the terms, conditions and agreements of each Hedging Agreement.

“Indebtedness” means and includes all Obligations of the Borrower and each Grantor that constitute “Indebtedness” within the meaning of the First-Lien Credit Agreement or the Second-Lien Note Indenture.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Interest Rate Protection Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

“Letters of Credit” means “U.S. Borrower Letters of Credit” under, and as defined in, the First-Lien Credit Agreement.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), charge, preference, priority or other security agreement of any kind or nature whatsoever (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

“Loans” means, collectively, all Loans under, and as defined in, the First-Lien Credit Agreement.

“Obligations” means any and all obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest or premium on any indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including interest that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d) all performance obligations under the documentation governing any indebtedness.

“Other Hedging Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuations in currency values.

“PBGC Collateral” means all of the assets of the Borrower and the other Grantors with respect to which a Lien is granted (or purported to be granted) as security for any PBGC Obligations.

“PBGC Creditors” has the meaning set forth in the recitals hereto.

“PBGC Documents” means the Conditional Waivers, the PBGC Security Documents and each of the other agreements, documents and instruments providing for or evidencing any other PBGC Obligation, and any other document or instrument executed or delivered at any time in connection with any PBGC Obligation (including, without limitation, any guarantees and/or security documents), as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof, thereof, the First-Lien Credit Agreement and the Second-Lien Note Indenture; provided that any such modification does not increase the aggregate amount of the PBGC Obligations in excess of $50,000,000 and is otherwise in accordance with the provisions of the First-Lien Credit Agreement and the Second-Lien Note Indenture.

“PBGC Obligations” means the obligations of the Borrower to pay amounts due to the Plan under, or which are or were the subject of the Conditional Waivers in respect of the Affected Plan Years (including, without limitation, all obligations secured pursuant to the PBGC Security Documents), in the periodic amounts, and at the times and in the manner, determined in accordance with Section 412 of the Code and Section 303 of ERISA; provided that the aggregate amount of PBGC Obligations shall not exceed $50,000,000 at any time and provided further that as such amounts due to the Plan in respect of the Affected Plan Years are decreased, the aggregate amount of PBGC Obligations hereunder shall be reduced on a dollar for dollar basis by the diminution in the amounts due to the Plan which are or were the subject of the Conditional Waivers in respect of the Affected Plan Years.

“PBGC Pledge Agreement” means that certain Pledge Agreement, dated as of June 10, 2005 between the Grantors and the PBGC.

“PBGC Security Agreement” means that certain Security Agreement, dated as of June 10, 2005 between the Grantors and the PBGC.

“PBGC Security Documents” means, collectively, the PBGC Pledge Agreement and the PBGC Security Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” means (a) the “Collateral” under, and as defined in, the First-Lien Pledge Agreement and in the Comparable Second-Lien Security Document, respectively, and (b) any other Collateral in the possession of the First-Lien Collateral Agent (or its agents or bailees), to the extent that possession thereof is taken to perfect a Lien thereon under the Uniform Commercial Code; provided that “Pledged Collateral” for purposes of this Agreement shall not include Excess Exempted Foreign Entity Voting Equity Interests.

“Recovery” has the meaning set forth in Section 6.5 hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Required First-Lien Creditors” means (i) at all times prior to the occurrence of the Discharge of First-Lien Credit Agreement Obligations, the First-Lien Required Lenders (or, to the extent required by the First-Lien Credit Agreement, each of the First-Lien Lenders), and (ii) at all times after the occurrence of the Discharge of First-Lien Credit Agreement Obligations, the holders of at least the majority of the then outstanding Hedging Obligations (determined by the First-Lien Collateral Agent in such reasonable manner as is acceptable to it).

“Second-Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any Second-Lien Obligations.

“Second-Lien Creditors” means, at any relevant time, the holders of Second-Lien Obligations at such time, including without limitation the Second-Lien Lenders, the Second-Lien Trustee and any other agents and arrangers under the Second-Lien Note Indenture.

“Second-Lien Lenders” means the “Holders” under, and as defined in, the Second-Lien Note Indenture.

“Second-Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second-Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“Second-Lien Note Documents” means the Second-Lien Note Indenture and each of the other agreements, documents and instruments providing for or evidencing any other Second-Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second-Lien Obligation (including, without limitation, any guarantees and/or security documents), as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof, thereof and the First-Lien Credit Agreement; provided that any such modification does not increase the aggregate principal amount thereof beyond the limit set forth in the First-Lien Credit Agreement and is otherwise in accordance with the provisions of the First-Lien Credit Agreement.

“Second-Lien Note Indenture” has the meaning set forth in the recitals hereto.

“Second-Lien Obligations” means all Obligations outstanding under the Second-Lien Note Indenture and the other Second-Lien Note Documents. “Second-Lien Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second-Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the Second-Lien Trustee, the Second-Lien Trustee and the Second-Lien Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding and (c) all obligations and liabilities of each Grantor under each Second-Lien Credit Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“Second-Lien Security Documents” means any agreement, document, mortgage or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Second-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Second-Lien Trustee” has the meaning set forth in the preamble hereof.

“Security Documents” means, collectively, the First-Lien Security Documents and the Second-Lien Security Documents.

“Subsidiary” of any Person means and includes (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, limited liability company, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

“Subsidiary Guarantors” means each Domestic Subsidiary of the Borrower which enters into a guaranty of any First-Lien Obligations or Second-Lien Obligations.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, and (h) references to Sections or clauses shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

SECTION 2. Priority of Liens; Etc.

2.1 Subordination; Etc. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second-Lien Obligations granted on the Collateral or of any Liens securing the First-Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Lien Note Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Obligations and/or Second-Lien Obligations), the Second-Lien Trustee, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents) hereby agrees that: (a) any Lien on the Collateral securing any First-Lien Obligations now or hereafter held by or on behalf of the First-Lien Collateral Agent or any First-Lien Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Second-Lien Obligations; and (b) any Lien on the Collateral now or hereafter held by or on behalf of the Second-Lien Trustee, any Second-Lien Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First-Lien Obligations. All Liens on the Collateral securing any First-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second-Lien Obligations for all purposes, whether or not such Liens securing any First-Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person. The parties hereto acknowledge and agree that it is their intent that the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

2.2 Prohibition on Contesting Liens. Each of the Second-Lien Trustee, for itself and on behalf of each Second-Lien Creditor, and the First-Lien Collateral Agent, for itself and on behalf of each First-Lien Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Security Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted pursuant to the Security Documents with respect to the First-Lien Obligations or (iii) the relative rights and duties of the holders of the First-Lien Obligations and the Second-Lien Obligations granted and/or established in this Agreement or any other Security Document with respect to such Liens, mortgages, assignments, and security interests.

2.3 Prohibition on Certain Liens to Secure Second-Lien Obligations. So long as the Discharge of First-Lien Obligations has not occurred, the parties hereto agree that the Borrower shall not, and shall not permit any other Grantor to, grant or permit any Liens, or take any action to perfect any Liens, on any asset or property to secure any Second-Lien Obligation unless (x) the assets or properties securing the Second-Lien Obligations constitute only those assets of the Borrower and the other Grantors, respectively, which secure the Borrower’s and the other Grantors’ obligations under the First-Lien Credit Documents (other than the Borrower’s and the other Grantors’ guaranty of obligations of the Subsidiaries of the Borrower that are not Subsidiary Guarantors under the First-Lien Credit Documents) and do not consist of any Excess Exempted Foreign Entity Voting Equity Interests, and (y) it has also granted a Lien on such asset or property to secure the First-Lien Obligations and has taken all actions to perfect such Liens. Furthermore, so long as the Discharge of First-Lien Obligations has not occurred, the parties hereto agree that the Borrower shall not permit any of its Subsidiaries which is not a Grantor to grant or permit any Liens to secure any Second-Lien Obligations or take any action to perfect any Liens securing Second-Lien Obligations on any asset or property of any such Subsidiary which is not a Grantor. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First-Lien Collateral Agent and/or the other First-Lien Creditors, the Second-Lien Trustee, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2 hereof.

2.4 Similar Liens and Agreements. Without limiting the other provisions of this Agreement (including, without limitation, preceding Section 2.3), the parties hereto agree that it is their intention that the Second-Lien Collateral not be more expansive than the First-Lien Collateral. In furtherance of the foregoing and of Section 8.9 hereof, the Second-Lien Trustee and the other Second-Lien Creditors agree, subject to the other provisions of this Agreement:

(i) upon request by the First-Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Second-Lien Collateral and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Second-Lien Note Documents; and

(ii) that each Second-Lien Security Document shall be in substantially the same form as the First-Lien Security Document which creates a Lien over the same Collateral granted by the same Grantor, provided that no Second-Lien Security Document shall grant a Lien in favor of the Second-Lien Creditors over any assets or property in contravention of preceding Section 2.3.

SECTION 3. Enforcement.

3.1	Exercise of Remedies.

(a) So long as the Discharge of First-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor: (i) the Second-Lien Trustee and the other Second-Lien Creditors will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second-Lien Trustee or any Second-Lien Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the First-Lien Collateral Agent or any other First-Lien Creditor or any other exercise by the First-Lien Collateral Agent or any other First-Lien Creditor, of any rights and remedies relating to the Collateral under the First-Lien Credit Documents or otherwise, or object to the forbearance by the First-Lien Collateral Agent or the other First-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; and (ii) the First-Lien Collateral Agent shall have the exclusive right, and the other Required First-Lien Creditors shall have the exclusive right to instruct the First-Lien Collateral Agent, to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second-Lien Trustee or any other Second-Lien Creditor, all as though the Second-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, the Second-Lien Trustee may file a claim or statement of interest with respect to the Second-Lien Obligations, (B) the Second-Lien Trustee may take any action (not adverse to the prior Liens on the Collateral securing the First-Lien Obligations, or the rights of the First-Lien Collateral Agent or the other First-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Collateral in accordance with the terms of this Agreement and (C) the Second-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second-Lien Creditors, including any claim secured by the Collateral, if any, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Collateral, the First-Lien Collateral Agent and the other First-Lien Creditors may enforce the provisions of the First-Lien Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral, unless and until the Discharge of First-Lien Obligations has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of First-Lien Obligations has occurred, the sole right of the Second-Lien Trustee and the other Second-Lien Creditors with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Obligations has occurred in accordance with the terms of the Second-Lien Note Documents and applicable law.

(c) The Second-Lien Trustee, for itself and on behalf of the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), (i) agrees that the Second-Lien Trustee and the other Second-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First-Lien Credit Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Security Document or subordinate the priority of the First-Lien Obligations to the Second-Lien Obligations or grant the Liens securing the Second-Lien Obligations equal ranking to the Liens securing the First-Lien Obligations and (ii) hereby waives any and all rights it or the Second-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the First-Lien Collateral Agent or the other First-Lien Creditors seek to enforce or collect the First-Lien Obligations or the Liens granted in any of the First-Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First-Lien Collateral Agent or First-Lien Creditors is adverse to the interest of the Second-Lien Creditors.

(d) The Second-Lien Trustee hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second-Lien Security Documents or any other Second-Lien Credit Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Collateral Agent or the other First-Lien Creditors with respect to the Collateral as set forth in this Agreement and the First-Lien Credit Documents.

SECTION 4. Payments.

4.1 Application of Proceeds. So long as the Discharge of First-Lien Obligations has not occurred, any proceeds of any Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Collateral (or proceeds thereof) to the payment thereof or any distribution of Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the First-Lien Collateral Agent to the First-Lien Obligations in such order as specified in the relevant First-Lien Security Document. Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver to the Second-Lien Trustee any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Lien Trustee to the Second-Lien Obligations in such order as specified in the Second-Lien Security Documents.

4.2 Payments Over. Until such time as the Discharge of First-Lien Obligations has occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 hereof) (or any distribution in respect of the Collateral, whether or not expressly characterized as such) received by the Second-Lien Trustee or any other Second-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second-Lien Trustee or any such other Second-Lien Creditors. This authorization is coupled with an interest and is irrevocable until the earlier to occur of (i) the Discharge of First-Lien Obligations and (ii) such time as this Agreement is terminated in accordance with its terms.

SECTION 5. Other Agreements.

5.1	Releases.

(a) If, in connection with:

(i) the exercise of the First-Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1 hereof, including any sale, lease, exchange, transfer or other disposition of any such Collateral (any of the foregoing, a “Remedial Action”);

(ii) any sale, lease, exchange, transfer or other disposition (any of the foregoing, a “Disposition”) of any Collateral permitted under the terms of the First-Lien Credit Documents (whether or not an “event of default” thereunder or under any Second-Lien Credit Document has occurred and is continuing); or

(iii) any agreement (not contravening the First-Lien Credit Documents) between the First-Lien Collateral Agent and the Borrower or any other Grantor (x) to release the First-Lien Collateral Agent’s Lien on any portion of the Collateral (other than in connection with, or in anticipation of, a Discharge of First-Lien Credit Agreement Obligations or a Discharge of First-Lien Obligations) or (y) to release any Grantor from its obligations under its guaranty of the First-Lien Obligations (other than in connection with, or in anticipation of, a Discharge of First-Lien Credit Agreement Obligations or a Discharge of First-Lien Obligations);

there occurs the release by the First-Lien Collateral Agent, acting on its own or at the direction of the Required First-Lien Creditors, of any of its Liens on any part of the Collateral, or of any Grantor from its obligations under its guaranty of the First-Lien Obligations, then the Liens, if any, of the Second-Lien Trustee, for itself and for the benefit of the Second-Lien Creditors, on such Collateral, and the obligations of such Grantor under its guaranty of the Second-Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Second-Lien Trustee, for itself or on behalf of any such Second-Lien Creditors, promptly shall execute and deliver to the First-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the First-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided however that if an “event of default” then exists under the Second-Lien Note Indenture and the Discharge of First-Lien Obligations occurs concurrently with any such release, the Second-Lien Trustee (on behalf of the Second-Lien Creditors) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the First-Lien Obligations.

(b) Until the Discharge of First-Lien Obligations occurs, the Second-Lien Trustee, for itself and on behalf of the Second-Lien Creditors, hereby irrevocably constitutes and appoints the First-Lien Collateral Agent and any officer or agent of the First-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second-Lien Trustee or such other Second-Lien Creditor or in the First-Lien Collateral Agent’s own name, from time to time in the First-Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(c) If, prior to the Discharge of First Lien Obligations, a subordination of the First-Lien Collateral Agent’s Lien on any Collateral is permitted (or in good faith believed by the First-Lien Collateral Agent to be permitted) under the First-Lien Credit Agreement to another Lien permitted under the First-Lien Credit Agreement (a “Priority Lien”), then the First-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the Second-Lien Trustee, for itself and on behalf of the Second-Lien Creditors, shall promptly execute and deliver to the First-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of the Second-Lien Trustee for the benefit of the Second-Lien Creditors to such Priority Lien.

5.2 Insurance. Unless and until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Lien Credit Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First-Lien Obligations has occurred, and subject to the rights of the Grantors under the First-Lien Security Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors pursuant to the terms of the First-Lien Credit Documents (including, without limitation, for purposes of cash collateralization of commitments, letters of credit and Hedging Agreements) and, after the Discharge of First-Lien Obligations has occurred, to the Second-Lien Trustee for the benefit of the Second-Lien Creditors to the extent required under the Second-Lien Security Documents and then, to the extent no Second-Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second-Lien Trustee or any other Second-Lien Creditors shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First-Lien Collateral Agent in accordance with the terms of Section 4.2 of this Agreement.

5.3 Amendments to Second-Lien Security Documents.

(a) Without the prior written consent of the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors), no Second-Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Lien Security Document, would contravene the provisions of this Agreement or any First-Lien Credit Document. The Borrower and each other Grantor agrees that each Second-Lien Security Document shall include the following language (or language to similar effect approved by the First-Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Trustee pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 18, 2005 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Exide Technologies, Deutsche Bank AG New York Branch, in its capacity as the First-Lien Collateral Agent and Suntrust Bank, as the Second-Lien Trustee and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Borrower and each other Grantor agrees that each Second-Lien Mortgage covering any Collateral shall contain such other language as the First-Lien Collateral Agent may reasonably request to reflect the subordination of such Second-Lien Mortgage to the First-Lien Security Document covering such Collateral.

(b) In the event the First-Lien Collateral Agent or the other First-Lien Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the First-Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Lien Security Document or changing in any manner the rights of the First-Lien Collateral Agent, the other First-Lien Creditors, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Second-Lien Note Indenture and the Comparable Second-Lien Security Document without the consent of the Second-Lien Trustee or the other Second-Lien Creditors and without any action by the Second-Lien Trustee, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second-Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Second-Lien Trustee without its express consent, or (iii) permitting other liens on the Collateral not permitted under the terms of the Second-Lien Note Documents or Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Second-Lien Trustee (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent).

5.4 Rights As Unsecured Creditors. Except as otherwise set forth in this Agreement, the Second-Lien Trustee and the other Second-Lien Creditors may exercise rights and remedies as unsecured creditors against the Borrower or any other Grantor that has guaranteed the Second-Lien Obligations in accordance with the terms of the Second-Lien Note Documents and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Second-Lien Trustee or any other Second-Lien Creditors of the required payments of interest, principal, fees, costs and expenses on the Second-Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second-Lien Trustee or any other Second-Lien Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Second-Lien Trustee or any other Second-Lien Creditor becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First-Lien Obligations on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to such First-Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Lien Collateral Agent or the other First-Lien Creditors may have with respect to the First-Lien Collateral.

5.5 Bailee for Perfection.

(a) The First-Lien Collateral Agent agrees to acquire and acknowledges it holds the Pledged Collateral or other Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of, and for the benefit of, itself and the Second-Lien Trustee solely for the purpose of perfecting the security interest granted under the First-Lien Credit Documents and the Second-Lien Note Documents, subject to the terms and conditions of this Section 5.5.

(b) Until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First-Lien Credit Documents as if the Liens of the Second-Lien Trustee under the Second-Lien Security Documents did not exist. The rights of the Second-Lien Trustee shall at all times be subject to the terms of this Agreement and to the First-Lien Collateral Agent’s rights under the First-Lien Credit Documents.

(c) The First-Lien Collateral Agent shall have no obligation whatsoever to the First-Lien Creditors and the Second-Lien Trustee or any Second-Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First-Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5.

(d) The First-Lien Collateral Agent acting pursuant to this Section 5.5 shall not have by reason of the First-Lien Security Documents, the Second-Lien Security Documents, this Agreement or any other document a fiduciary relationship in respect of the First-Lien Creditors, the Second-Lien Trustee or any other Second-Lien Creditor.

(e) Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) together with any necessary endorsements, first, to the PBGC, if any PBGC Obligations remain outstanding, second, to the Second-Lien Trustee, if any Second-Lien Obligations remain outstanding, and third, to the Borrower or the relevant Grantor if no First-Lien Obligations, PBGC Obligations or Second-Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Collateral). The First-Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

5.6 When Discharge of First-Lien Obligations Deemed to Not Have Occurred. If at any time after the Discharge of First-Lien Obligations has occurred, the Borrower immediately thereafter or contemporaneously therewith enters into any Refinancing of any First-Lien Credit Document evidencing a First-Lien Obligation which Refinancing is permitted hereby, then such Discharge of First-Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, the Second-Lien Note Documents and the Security Documents, and the obligations under such Refinancing First-Lien Credit Document shall automatically be treated as First-Lien Obligations for all purposes of this Agreement, the Second-Lien Note Documents and the Security Documents, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the first-lien collateral agent under such First-Lien Credit Documents shall be the First-Lien Collateral Agent for all purposes of this Agreement, the Second-Lien Note Documents and the Security Documents. Upon receipt of a notice stating that the Borrower has entered into a new First-Lien Credit Document (which notice shall include the identity of the new agent, such agent, the “New Agent”), the Second-Lien Trustee shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Agent may reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

SECTION 6. Insolvency or Liquidation Proceedings.

6.1	Finance and Sale Issues.

(a) If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall desire to permit the use of Cash Collateral (as defined in Section 363(a) of the Bankruptcy Code) on which the First-Lien Collateral Agent or any other creditor of the Borrower or any other Grantor has a Lien or to permit the Borrower or any other Grantor to obtain financing (including on a priming basis), whether from the First-Lien Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other Bankruptcy Law (each, a “Post-Petition Financing”), then the Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing and will not request adequate protection or any other relief in connection therewith (except as expressly agreed in writing by the First-Lien Collateral Agent or to the extent permitted by Section 6.3 hereof) and, to the extent the Liens securing the First-Lien Obligations are subordinated to or pari passu with such Post-Petition Financing, its Liens on the Collateral shall be deemed to be subordinated, without any further action on the part of any person or entity, to the Liens securing such Post-Petition Financing (and all Obligations relating thereto), and the Liens securing the Second Lien Obligations shall have the same priority with respect to the Collateral relative to the Liens securing the First Lien Obligations as if such Post-Petition Financing had not occurred.

(b) The Second-Lien Trustee, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees that it will raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the First-Lien Creditors have consented to such sale or disposition of such assets.

6.2 Relief from the Automatic Stay. Until the Discharge of First-Lien Obligations has occurred, the Second-Lien Trustee, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First-Lien Collateral Agent.

6.3 Adequate Protection. The Second-Lien Trustee, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees that none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the First-Lien Collateral Agent or the other First-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the First-Lien Collateral Agent or the other First-Lien Creditors to any motion, relief, action or proceeding based on the First-Lien Collateral Agent or the other First-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral, except to the extent that, in the sole discretion of the First Lien Creditors, the receipt by the Second-Lien Creditors of any such adequate protection would not reduce (or would not have the effect of reducing) or adversely affect the adequate protection that the First-Lien Creditors otherwise would be entitled to receive (it being understood that, in any event, (A) no adequate protection shall be requested or accepted by the Second-Lien Creditors or by the Second Lien Collateral Agent on their behalf unless the First-Lien Creditors are satisfied in their sole discretion with the adequate protection afforded to the First-Lien Creditors, and (B) any such adequate protection is in the form of a replacement Lien on the Grantors’ assets, which Lien will be subordinated to the Liens securing the First-Lien Obligations (including any replacement Liens granted in respect of the First Lien Obligations) and any Post-Petition Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to the First-Lien Obligations under this Agreement.

6.4 No Waiver; Voting Rights. Nothing contained herein shall prohibit or in any way limit the First-Lien Collateral Agent or any First-Lien Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second-Lien Trustee or any other Second-Lien Creditor, including the seeking by the Second-Lien Trustee or any other Second-Lien Creditor of adequate protection or the assertion by the Second-Lien Trustee or any other Second-Lien Creditors of any of its rights and remedies under the Second-Lien Note Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither the Second-Lien Trustee nor any other Second-Lien Creditor shall propose or support any plan of reorganization or disclosure statement, or join with or support any third party in doing so, to the extent the terms of such plan or disclosure statement does not provide: (i) for the payment in full in cash of all First-Lien Obligations (including all post-petition interest, fees and expenses as provided in Section 6.6 hereof) on the effective date of such plan of reorganization, or (ii) for the retention by the First-Lien Collateral Agent, for the benefit of the First-Lien Creditors, of the Liens on the Collateral securing the First-Lien Obligations, and on all proceeds thereof, and provides that any Liens retained by, or granted to, the Second-Lien Trustee are only on assets or property securing the First-Lien Obligations and shall have the same relative priority and rights with respect to the Collateral or other assets or property, respectively, as provided in this Agreement with respect to the Collateral (and with the First-Lien Collateral Agent and First-Lien Creditors to have the benefits of this Agreement or a successor agreement which provides them substantially the same rights and protections as are provided herein), and to the extent such plan provides for deferred cash payments, or for the distribution of any other property of any kind or nature, on account of the First-Lien Obligations and/or the Second-Lien Obligations, that any such deferred cash payments or other distributions in respect of the Second-Lien Obligations shall be delivered to the First-Lien Collateral Agent and distributed in accordance with the priorities provided in Section 4.1(a).

6.5 Preference Issues. If any First-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount (a “Recovery”), then the First-Lien Obligations shall be reinstated to the extent of such Recovery and the First-Lien Creditors shall be entitled to a reinstatement of First-Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second Lien Collateral Agent or any Second Lien Creditor on account of the Second Lien Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 6.5, be held in trust for and paid over to the First Lien Collateral Agent for the benefit of the First Lien Creditors, for application to the reinstated First Lien Obligations; provided that any such amounts received by the PBGC or any PBGC Creditor after the termination of this Agreement which are contributed to the Plan shall not be required to be held in trust for and paid over to the First Lien Collateral Agent for the benefit of the First Lien Creditors for application to the reinstated First Lien Obligations to the extent that such actions with respect to such amounts would violate ERISA. This Section 6.5 shall survive termination of this Agreement.

6.6 Post-Petition Interest.

(a) Neither the Second-Lien Trustee nor any other Second-Lien Creditor shall oppose or seek to challenge any claim by the other First-Lien Collateral Agent or any First-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of First-Lien Obligations consisting of post-petition interest, fees or expenses. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First-Lien Creditors, and is intended to provide the First Lien Creditors with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Borrower or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b) Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

6.7 Waiver. The Second-Lien Trustee, for itself and on behalf of the other Second-Lien Creditors, waives any claim it may hereafter have against any First-Lien Creditor arising out of the election by any First-Lien Creditor of the application to the claims of any First Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Cash Collateral or Post-Petition Financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

6.8 Limitations. So long as the Discharge of First-Lien Obligations has not occurred, without the express written consent of the First-Lien Collateral Agent, none of the Second-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) make an election for application to its claims of Section 1111(b)(2) of the Bankruptcy Code, (ii) oppose, object to or contest the determination of the extent of any Liens held by any of the First-Lien Creditors or the value of any claims of First-Lien Creditors under Section 506(a) of the Bankruptcy Code or (iii) oppose, object to or contest the payment to the First Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance. Other than any reliance on the terms of this Agreement, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Credit Documents, acknowledges that it and the other First-Lien Creditors have, independently and without reliance on the Second-Lien Trustee or any other Second-Lien Creditors, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First-Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under any First-Lien Document or this Agreement. The Second-Lien Trustee, on behalf of the Second-Lien Creditors, acknowledges that the Second-Lien Creditors have, independently and without reliance on the First-Lien Collateral Agent or any First-Lien Creditor, and based on documents and information deemed by the Second-Lien Creditors appropriate, made their own credit analysis and decision to enter into each of the Second-Lien Note Documents and be bound by the terms of this Agreement and the Second-Lien Creditors will continue to make their own credit decision in taking or not taking any action under the Second-Lien Note Documents or this Agreement.

7.2 No Warranties or Liability. The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, acknowledges and agrees that each of the Second-Lien Trustee and the other Second-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second-Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second-Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the Second-Lien Note Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, acknowledges and agrees that each of the First-Lien Collateral Agent and the First-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First-Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under their respective First-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second-Lien Trustee and the other Second-Lien Creditors shall have no duty to the First-Lien Collateral Agent or any of the other First-Lien Creditors, and the First-Lien Collateral Agent and the other First-Lien Creditors shall have no duty to the Second-Lien Trustee or any of the other Second-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any other Grantor (including under the First-Lien Documents and the Second-Lien Note Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the First-Lien Creditors, the First-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First-Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any First-Lien Creditor or the First-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First-Lien Documents or any of the Second-Lien Note Documents, regardless of any knowledge thereof which the First-Lien Collateral Agent or the First-Lien Creditors, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the First-Lien Documents), the First-Lien Creditors, the First-Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First-Lien Documents and/or applicable law, without the consent of, or notice to, the Second-Lien Trustee or any other Second-Lien Creditor, without incurring any liabilities to the Second-Lien Trustee or any other Second-Lien Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second-Lien Trustee or any Second-Lien Creditors is affected, impaired or extinguished thereby) do any one or more of the following:

(i) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First-Lien Obligations or any Lien on any First-Lien Collateral or guaranty thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First-Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First-Lien Collateral Agent or any of the First-Lien Creditors, the First-Lien Obligations or any of the First-Lien Documents;

(iii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First-Lien Collateral or any liability of the Borrower or any other Grantor to the First-Lien Creditors or the First-Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv) settle or compromise any First-Lien Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First-Lien Obligations) in any manner or order;

(v) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any First-Lien Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the First-Lien Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi) release or discharge any First-Lien Obligation or any guaranty thereof or any agreement or obligation of any Grantor or any other person or entity with respect thereto.

(c) The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Waiver of Liability; Indemnity.

(a) The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, also agrees that the First-Lien Creditors and the First-Lien Collateral Agent shall have no liability to the Second-Lien Trustee or any other Second-Lien Creditors, and the Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, hereby waives any claim against any First-Lien Creditor or the First-Lien Collateral Agent, arising out of any and all actions which the First-Lien Creditors or the First-Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First-Lien Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the First-Lien Collateral), (ii) the collection of the First-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First-Lien Collateral. The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, agrees that the First-Lien Creditors and the First-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the First-Lien Collateral, the First-Lien Obligations or otherwise. Neither the First-Lien Collateral Agent nor any other First-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Grantor or upon the request of the Second-Lien Trustee, any other holder of Second-Lien Obligations or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Without limiting the foregoing, each Second-Lien Creditor by accepting the benefits of the Second-Lien Security Documents agrees that neither the First-Lien Collateral Agent nor any other First-Lien Creditor (in directing the First-Lien Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether First-Lien Obligations or Second-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(b) With respect to its share of the Obligations, Deutsche Bank AG New York Branch (“Bank”) shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Creditor, all as if Bank were not the First-Lien Collateral Agent. The term “Creditors” or any similar term shall, unless the context clearly otherwise indicates, include Bank in its individual capacity as a Creditor. Bank and its affiliates may lend money to, and generally engage in any kind of business with, the Grantors or any of their Affiliates as if Bank were not acting as the First-Lien Collateral Agent and without any duty to account therefor to any other Creditor.

7.5 Obligations Unconditional. All rights, interests, agreements and obligations of the First-Lien Collateral Agent and the other First-Lien Creditors and the Second-Lien Trustee and the other Second-Lien Creditors, respectively, hereunder (including the Lien priorities established hereby) shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First-Lien Credit Document or any Second-Lien Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Lien Obligations or Second-Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First-Lien Document or any Second-Lien Document;

(c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Lien Obligations or Second-Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the First-Lien Obligations, or of the Second-Lien Trustee or any Second-Lien Creditor in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First-Lien Documents or the Second-Lien Note Documents, the provisions of this Agreement shall govern and control.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement has become effective, as at the date hereof. This is a continuing agreement of lien subordination and the First-Lien Creditors may continue, at any time and without notice to the Second-Lien Trustee or any other Second-Lien Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting First-Lien Obligations in reliance hereon. The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second-Lien Trustee, the other Second-Lien Creditors and the Second-Lien Obligations, upon the later of (1) the date upon which the obligations under the Second-Lien Note Indenture terminate if there are no other Second-Lien Obligations outstanding on such date and (2) if there are other Second-Lien Obligations outstanding on such date, the date upon which such Second-Lien Obligations terminate and (ii) with respect to the First-Lien Collateral Agent, the other First-Lien Creditors and the First-Lien Obligations, the date of the Discharge of First-Lien Obligations, subject to the rights of the First-Lien Creditors under Section 6.5.

8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second-Lien Trustee or the First-Lien Collateral Agent shall be made unless the same shall be in writing signed on behalf of each party hereto; provided that (x) the First-Lien Collateral Agent (at the direction of the Required First-Lien Creditors) may, without the written consent of any other Creditor, make modifications to this Agreement for the purpose of securing additional extensions of credit (including pursuant to the First-Lien Credit Agreement or any Refinancing or extension thereof) and adding new creditors as “First-Lien Creditors” and “Creditors” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the First-Lien Credit Agreement or the Second-Lien Note Indenture, (y) additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.18 of this Agreement and (z) no amendment, modification or waiver of any of the provisions of this Agreement relating to the rights or obligations of the PBGC Creditors shall be made without the consent of the PBGC. Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, interests, liabilities or privileges are directly affected.

8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and the Second-Lien Creditors, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the First-Lien Obligations or the Second-Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First-Lien Obligations or the Second-Lien Obligations. The First-Lien Collateral Agent and the other First-Lien Creditors shall have no duty to advise the Second-Lien Trustee or any other Second-Lien Creditor of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First-Lien Collateral Agent or any of the other First-Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second-Lien Trustee or any other Second-Lien Creditor, it or they shall be under no obligation (w) to make, and the First-Lien Collateral Agent and the other First-Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. Subject to the Discharge of First-Lien Obligations, with respect to the value of any payments or distributions in cash, property or other assets that the Second-Lien Creditors or Second-Lien Trustee pay over to the First-Lien Collateral Agent or any of the other First-Lien Creditors under the terms of this Agreement, the Second-Lien Creditors and the Second-Lien Trustee shall be subrogated to the rights of the First-Lien Collateral Agent and such other First-Lien Creditors; provided that, the Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Lien Obligations has occurred. The Borrower and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Second-Lien Trustee or the other Second-Lien Creditors and paid over to the First-Lien Collateral Agent or the other First-Lien Creditors pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the Obligations owed by the Borrower or any other Grantor under the Second-Lien Note Documents.

8.6 Application of Payments. All payments received by the First-Lien Collateral Agent or the other First-Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the First-Lien Obligations as the First-Lien Creditors, in their sole discretion, deem appropriate. The Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, assents to any extension or postponement of the time of payment of the First-Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First-Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7 SUBMISSION TO JURISDICTION; WAIVERS.

(a) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.7(a) HEREOF. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST-LIEN DOCUMENTS AND THE SECOND-LIEN NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.8 Notices. All notices to the PBGC Creditors, the Second-Lien Creditors and the First-Lien Creditors permitted or required under this Agreement may be sent to the PBGC, the Second-Lien Trustee and the First-Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9 Further Assurances. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, the PBGC, on behalf of itself and the PBGC Creditors, the Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, the Borrower and each Grantor, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First-Lien Collateral Agent, the PBGC or the Second-Lien Trustee may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. Each PBGC Creditor, by its acceptance of the benefits of the PBGC Documents, agrees to be bound by the agreements herein made by it and the PBGC, on its behalf. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Note Documents, agrees to be bound by the agreements herein made by it and the Second-Lien Trustee, on its behalf.

8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

8.11 Binding on Successors and Assigns. This Agreement shall be binding upon First-Lien Collateral Agent, the other First-Lien Creditors, the PBGC, the other PBGC Creditors, the Second-Lien Trustee, the Second-Lien Creditors and their respective successors and assigns.

8.12 Specific Performance. Each of the First-Lien Collateral Agent, the PBGC and the Second-Lien Trustee may demand specific performance of this Agreement. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, the PBGC, on behalf of itself and the PBGC Creditors under the PBGC Documents and the Second-Lien Trustee, on behalf of itself and the Second-Lien Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First-Lien Collateral Agent, the PBGC or the Second-Lien Trustee, as the case may be.

8.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each PBGC Creditor, by its acceptance of the benefits of the PBGC Documents, agrees to be bound by the agreements made herein. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Note Documents, agrees to be bound by the agreements made herein.

8.16 No Third Party Beneficiaries; Effect of Agreement. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First-Lien Creditors, the PBGC Creditors and the Second-Lien Creditors. No other Person shall have or be entitled to assert rights or benefits hereunder. Nothing in this Agreement shall impair, (x) as between each of the Grantors and the First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and each of the Grantors and the PBGC and the PBGC Creditors, on the other hand, the obligations of each of the Grantors to pay principal, interest, fees and other amounts as provided in the First-Lien Documents and the PBGC Documents, respectively or (y) as between each of the Grantors and the PBGC and the PBGC Creditors, on the one hand, and each of the Grantors and the Second-Lien Collateral and the Second-Lien Creditors, on the other hand, the obligations of each of the Grantors to pay principal, interest, fees and other amounts as provided in the PBGC Documents and the Second-Lien Note Documents, respectively.

8.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Creditors, the PBGC Creditors and the Second-Lien Creditors. None of the Borrower, any other Grantor or any other creditor thereof (including, without limitation, a trustee in bankruptcy) shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First-Lien Obligations, the PBGC Obligations and the Second-Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.18 Grantors; Additional Grantors. It is understood and agreed that the Borrower and each other Grantor on the date of this Agreement shall constitute the original Grantors party hereto. The original Grantors hereby covenant and agree to cause each Subsidiary of the Borrower which becomes a Subsidiary Guarantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing delivering a counterpart hereof to the First-Lien Collateral Agent or by executing and delivering an assumption agreement in form and substance reasonably satisfactory to the First-Lien Collateral Agent. The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Subsidiary Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence. It is further understood and agreed that no Foreign Subsidiary (as defined in the First-Lien Credit Agreement) of the Borrower will into any guaranty of any Second-Lien Obligations.

8.19 PBGC Liens. (a) It is understood and agreed that if the Borrower and/or any Grantor grants Liens over any portion of the Collateral in favor of the Pension Benefit Guaranty Corporation in accordance with the First-Lien Credit Agreement and the Second-Lien Note Indenture, such Liens granted to the Pension Benefit Guaranty Corporation shall be (x) junior and subordinate in all respects to all Liens on the Collateral securing any First-Lien Obligations and (y) senior in all respects and prior to all Liens on the Collateral securing any Second-Lien Obligations. In addition, at the request, or with the agreement of the First-Lien Collateral Agent, the parties hereto agree to enter into such amendments or modifications to this Agreement as the First-Lien Collateral Agent determines are desirable in connection with the granting of such Liens to the Pension Benefit Guaranty Corporation.

(b) In addition, and in furtherance of Section 8.19(a), it is understood and agreed that (I) the Liens on the Collateral constituting PBGC Collateral granted to the PBGC are (x) junior and subordinate in all respects to all Liens on the Collateral constituting PBGC Collateral securing any First-Lien Obligations and (y) senior in all respects and prior to all Liens on the Collateral constituting PBGC Collateral securing any Second-Lien Obligations and (II) (x) as between the First-Lien Creditors and the PBGC Creditors, the provisions of this Agreement shall be applicable as if all references in this Agreement (other than in the first paragraph herein, the recitals hereto, Section 5.5(e), the proviso to the first sentence of Section 8.3 and Sections 8.8, 8.9, 8.11, 8.12, 8.15, 8.16, 8.17 and 8.19) to each definition contained in the left-hand column of the table below were references to the definition contained in the right-hand column of the table below, mutatis mutandis:

“Comparable Second-Lien Security Document”	“Comparable PBGC Security Document”

“Second-Lien Collateral”	“PBGC Collateral”

“Second-Lien Creditors”	“PBGC Creditors”

“Second-Lien Note Documents”	“PBGC Documents”

“Second-Lien Note Indenture”	“PBGC Documents”

“Second-Lien Obligations”	“PBGC Obligations”

“Second-Lien Security Documents”	“PBGC Security Documents”

“Second-Lien Trustee”	“PBGC”

(y) as between the PBGC Creditors and the Second-Lien Creditors, (i) the provisions of this Agreement shall be applicable as if all references in this Agreement (other than in the first paragraph herein, the recitals hereto, Section 5.5(e), the proviso to the first sentence of Section 8.3 and Sections 8.8, 8.9, 8.11, 8.12, 8.15, 8.16, 8.17 and 8.19) to each definition contained in the left-hand column of the table below were references to the definition contained in the right-hand column of the table below, mutatis mutandis:

“Collateral”	“PBGC Collateral”

“Discharge of First-Lien Obligations”	“Discharge of PBGC Obligations”

“Discharge of First-Lien Credit Agreement Obligations”	“Discharge of PBGC Obligations”

“First-Lien Collateral”	“PBGC Collateral”

“First-Lien Collateral Agent”	“PBGC”

“First-Lien Credit Documents”	“PBGC Documents”

“First -Lien Creditors”	“PBGC Creditors”

“First -Lien Documents”	“PBGC Documents”

“First -Lien Obligations”	“PBGC Obligations”

“First -Lien Security Documents”	“PBGC Security Documents”

“Required First-Lien Creditors”	“PBGC Creditors”

(ii) the provisions of Sections 2.3, 2.4, 5.1(c), 5.6, 7.3(b)(i) and (ii), 7.4(b) and the second sentence of Section 8.2 shall be deemed not to be effective, and (iii) no release of any Grantor from its obligations under any guaranty of the Second-Lien Obligations shall occur pursuant to Section 5.1.

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

Notice Address:	First-Lien Collateral Agent DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as First-Lien Collateral Agent By: Name:
60 Wall Street	Title:
New York, NY 10005 Telephone: (212) 250-6039	By: Name:
Telecopier: (212) 797-5690	Title:
Attention: MaryKay Coyle

Notice Address:
919 East Main Street Richmond, VA 23219 Telephone: (804) 782-5170 Telecopier: (804) 782-7855	Second-Lien Trustee SUNTRUST BANK, in its capacity as Second-Lien Trustee By: Name:
Attention: Corporate Trust Department	Title:
Mail Code HDQ5310

Notice Address:

____________________ ____________________	PENSION BENEFIT GUARANTY CORPORATION
_____________________	By: __________________________
Telephone:_______________	Name:
Telecopier: ______________	Title:
Attention: ______________

EXIDE TECHNOLOGIES, as a Grantor By:

Name:
Title:
DIXIE METALS COMPANY, as a Grantor By:

Name:
Title:
EXIDE DELAWARE LLC, as a Grantor By: By:	Exide Technologies, its sole manager

Name:
Title:

EXIDE ILLINOIS, INC.,

as a Grantor

By:

Name:

Title:

GNB BATTERY TECHNOLOGIES JAPAN, INC.,

as a Grantor

By:

Name:

Title:

REFINED METALS CORPORATION,

as a Grantor By:

Name:
Title:
RBD LIQUIDATION, LLC, as a Grantor By:

Name:
Title:
EH INTERNATIONAL, LLC, as a Grantor By: By:	Exide Technologies, its sole member

Name:
Title: